UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2003

UNUMPROVIDENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11834	62-1598430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices)

(423) 755-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

99.1    Press release of UnumProvident Corporation dated February 5, 2003.

Item 9.    Regulation FD Disclosure.

On February 5, 2003, UnumProvident Corporation issued a press release reporting the Company’s fourth quarter of 2002 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNUMPROVIDENT CORPORATION (Registrant)

Date: February 5, 2003.	/s/ F. Dean Copeland
F. Dean Copeland Senior Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit

99.1	UnumProvident Corporation press release dated February 5, 2003.